Exhibit 99.1

United States Bankruptcy Court

Southern District of Texas

Corpus Christi Division

Case Name: Seahawk Drilling Inc., Debtor in Possession (1) (2) (3)	Petition Date:	2/11/2011
Case Number: 11-20089

Monthly Operating Report Summary for Month - February / Year 2011

Description	Month 2/12/11 to 2/28/11	Month 2	Month 3	Month 4	Month 5
Revenues	4,231,305
Income Before Interest, Taxes, Depr., Amort.	(5,554,046)
Net Income (Loss)	(5,634,484)
Payments to Insiders	(1,969,502)
Payments to Professionals	—
Total Disbursements	(14,207,890)

	Required Insurance Maintained As of Signature Date		Exp Date		Circle One
Casualty	Yes (X)	No ( )	6/30/2011	Are all accounts receivable being collected within terms?	(4)
Liability	Yes (X)	No ( )	6/30/2011	Are all post-petition liabilities, including taxes, being paid within terms?
Vehicle	Yes (X)	No ( )	6/30/2011	Have any pre-petition liabilities been paid?
Workers	Yes (X)	No ( )	6/30/2011	If so, describe:	Only as approved in 1st day order and interim DIP order; taxing authorities, insurance, employee benefits / expense reports, Natixis bank group
Other	Yes (X)	No ( )	6/30/2011	Are all funds received being deposited into DIP bank accounts?
Were any assets disposed of outside the normal course of business?
If so, describe:
Are all U.S. Trustee Quarterly Fee Payments current?
What is the status of your Plan of Reorganization? Not filed

Attorney Name	Berry D. Spears	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR) is true and correct.
Firm Name	Fulbright & Jaworski L.L.P.
Address	1301 McKinney Suite 5100		Title	Senior V.P. and Chief Financial Officer
City, State, ZIP	Houston, TX 77010	(Original Signature)
Telephone/Fax	713.651.5151
		James R. Easter		3/31/2011
		(Print Name of Signatory)		(Date)

(1)	The jointly administered Debtors are authorized to file monthly operating reports on a consolidated basis, and have disbursements broken down by case number on Exhibit A attached; the following entities are included in the joint administration: Seahawk Drilling, Inc., Seahawk Global Holdings, LLC, Seahawk Drilling Management, LLC, Seahawk Drilling, LLC, Seahawk Drilling USA, LLC, Seahawk Offshore Management, LLC, Energy Supply International, LLC, Seahawk Mexico Holdings, LLC.
(2)	By agreement with the US Trustee, these reports are to be provided 30 days following each month end.
(3)	Prepared according to GAAP, unless otherwise noted
(4)	Outstanding receivables continue to be collected within the same time period consistent with our pre-filing experience.

MOR 1	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Comparative Balance Sheets

Description	Filing Date*	Month 2/28/2011		Month 2	Month 3	Month 4	Month 5

ASSETS
Cash and Cash Equivalents	$4,071,237	$3,300,277
Trade Receivables, net	17,987,928	16,798,437
Inventory	—	—
Deferred Income Taxes	0	0
Due from Pride	1,440,670	1,440,670
Insurance Claims	2,072,172	1,922,467
Other Current Assets	7,346,857	6,774,007
Assets Held for Sale	112,300,000	112,300,000	(1)

Total Current Assets	145,218,864	142,535,858

Property, Plant & Equipment (Net)	—	—

Other Long Term Assets	—	—
Deferred Cost - Long Term Portion	—	—
Goodwill	—	—

Total Other Long Term Assets	—	—

TOTAL ASSETS	$145,218,864	$142,535,858

LIABILITIES & SHAREHOLDERS EQUITY
Pre-petition Liabilities
Accounts Payable	12,660,585	9,756,143
Pride	17,181,355	17,224,790
Notes Payable - Secured
Priority Debt
Payroll Taxes	86,667	212,993
Unsecured Debt
Other	36,274,816	31,908,482

Total Pre-petition Liabilities	66,203,423	59,102,408
Post-petition Liabilities
Accounts Payable	—	358,387
Due to Pride	—	184,235
Accrued Expenses	—	7,273,405
Current Debt	17,900,000	19,426,465
Other Current Liabilities	—	701,772

Total Post-petition Liabilities	17,900,000	27,944,265

Total Current Liabilities	84,103,423	87,046,673

Pre-petition Long-Term Liabilities:
Long-Term Accruals and Provisions	2,097,818	2,097,818
Intercompany Accounts Payable	354,908,443	354,916,671	(2)
Deferred Income Taxes - Long Term	—	—

Total Long Term Liabilities	357,006,261	357,014,488

TOTAL LIABILITIES	441,109,684	444,061,161

Total Shareholders Equity	(295,890,820)	(301,525,303)

TOTAL LIABILITIES & SHAREHOLDERS EQUITY	$145,218,864	$142,535,858

*	Per Schedules and Statement of Affairs
(1)	Number derived from Hercules HSR filing
(2)	The Debtors have scheduled the intercompany claims with the non-Debtor subsidiaries as contingent and disputed.

MOR 2 / 3	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Schedule of Post-Petition Liabilities

Description	Month 2/12/11 to 2/28/11		Month 2	Month 3	Month 4	Month 5

Pre-Petition Liabilities:
Trade accounts payable	$9,756,143
Due to pride	17,224,790
Short-term debt - secured	—
Accrued expenses and other current liabilities
Contingency claims	11,561,084	(1)
Payroll and benefits	—
Accrued medical insurance	4,688,454
Payroll taxes	212,993
Other taxes	25,000
Deferred mobilization revenue	86,666
Customer advances	—
Accrued rent	667,257
Accrued professional fees	49,005
Other accrued expenses	14,831,015

Total accrued expenses and other current liabilities	32,121,475
Long-term accruals and provisions	2,097,818
Intercompany accounts payable	354,916,670	(2)

Total Pre-Petition Liabilities	416,116,896

Post-Petition Liabilities:
Trade Accounts Payable	$358,387
Due to Pride	184,235
Short-term debt (DIP)	$19,426,465
Accrued expenses and other current liabilities
Contingency claims	—
Payroll and benefits	630,030
Accrued medical insurance	—
Payroll taxes	567,905
Other taxes	95,911
Deferred mobilization revenue	256,806
Customer advances	358,300
Accrued rent	—
Accrued professional fees	1,223,641
Other accrued expenses	4,842,584

Total accrued expenses and other current liabilities	7,975,177
Long-term accruals and provisions	—
Intercompany accounts payable	—

Total Post-Petition Liabilities	27,944,265

(1)	Contingency claims is comprised of:

$7.2M Wyoming related charges

$2.7M Personal injury insurance claims

$1.4M Indemnity on Mx Soc Sec and income taxes

$0.2M Employee labor claims

(2)	The Debtors have scheduled the intercompany claims with the non-Debtor subsidiaries as contingent and disputed.

MOR 4	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Aging of Post-Petition Liabilities as of February 28, 2011

Days	Total	Trade Accounts	Federal Taxes	State Taxes	Ad Valorem, Other Taxes	Other
0-30	1,022,202	358,387	567,651	253	95,911
31-60
61-90
91+

TOTAL SEAHAWK	1,022,202	358,387	567,651	253	95,911

Aging of Accounts Receivable

Month	Month 2/12/11 to 2/28/11	Month 2	Month 3	Month 4	Month 5	Month 6
0-30	13,302,498
31-60	3,249,761
61-90	292,314
91+	(46,136)

TOTAL SEAHAWK	16,798,437

MOR 5	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Statement of Income (Loss)

Description	Month 2/12/11 to 2/28/11	Month 2	Month 3	Month 4	Month 5	Filing to Date

Operating Revenue	4,267,470
Mob/Demob/Reimbursable Revenue	(36,165)

Total Revenues	4,231,305

Costs and Expenses
Operating Costs
Wages & Burden	1,359,019
Repairs & Maintenance / Supplies	337,772
Rental Expenses	168,731
Other Operating Costs	738,915
Mob/Demob/Reimbursable Expense	253,764
Other Direct Costs	619,881

Total Operating Costs	3,478,080

Depreciation & Amortization	—
General & Administrative	6,186,228
(Gain) Loss on Sale of Fixed Assets	—
Impairment of Fixed Assets	—

Operating Income (Loss)	(5,433,004)

Other Income (Expense)
Interest Income (Expense)	(75,933)
Other Income (Expense)	(121,042)

Income Before Income Taxes	(5,629,979)

Income Tax Expense (Benefit)	4,505

Income (Loss) from Continuing Operations	(5,634,484)

MOR 6	Reviewed 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Statement of Cash Flows

Description	Month 2/12/11 to 2/28/11	Month 2	Month 3	Month 4	Month 5	Filing to Date

Beginning Cash Balance	4,071,237

Contract Drilling	6,035,902
Other	813,007

Total Cash Receipts	6,848,909

Operating Expenses	(1,022,663)
Payroll	(2,298,422)
Insurance	(3,520,032)
Pride Wyoming	—
Ordinary Course Professionals	—
Rent	—
G&A and Other	—

Total Cash Disbursements	(6,841,117)

Net Cash Flow From Operations	7,792

Restructuring Related
CIC and LTIP Payments	(2,305,217)
Restructuring Professionals	—
U.S. Trustee
Utility

Total Restructuring Related	(2,305,217)

Financing Fees
Natixis Facility Repayment	(17,900,000)
DIP Fees	—
DIP Interest	—
DIP Borrowings (Repayment)	19,426,465 (1)

Total Financing Payments / Borrowing	1,526,465

Ending Cash Balance	3,300,277

(1)	includes $5.07M repayment on the DIP loan

MOR 7	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Cash Account Reconciliation - Month of 2/12/11 - 2/28/11

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

Bank Name Account Number Account Type	30647841 SDI	Checking 38749957 SDI	38749965 SDI	30803656 SH Drlg LLC	Checking 38751256 SH Drlg LLC	38751264 SH Drlg LLC	30648414 SH Drlg LLC	30806072 ESI	Checking 38803853 ESI	30765063 SDM	38751248 SDM	30806099 SDM	Checking 38803845 SDM	Encore 303093849 SH Mx Holdings	Encore 30373377 SH Drlg LLC	Total
Bank Balance	3,584,588	0	0	0	0	0	0	0	0	0	0	0	0	498,588	0	4,083,176
Deposit in Transit	12,900	0	0	0	0	0	0	0	0	0	0	0	0	0	0	12,900
Outstanding Checks	0	(16,015)	0	0	(5,620)	0	0	0	(54,954)	0	0	(2,698)	(1,197)	0	0	(80,484)
Adjusted Bank Balance	(340)	(6,515)	(2,500)	0	0	0	0	13,486	18,785	47,775	(16,610)	0		0	1,566	55,647
Beginning Cash - Per Books	3,597,148	(22,530)	(2,500)	0	(5,620)	0	0	13,486	(36,169)	47,775	(16,610)	(2,698)	(1,197)	498,588	1,566	4,071,239
Receipts*	13,448,463	0	0	0	0	0	0	0	0	0	0	0	0	0	0	13,448,463
Intercompany	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Transfers Between Accounts	(2,678,150)	139,689	0		1,123	0	0	0	37,281	1,743,021	0	1,241,052	14,572	(498,588)	0	0
(Withdrawal) or Contribution by Individual Debtor MFR - 2	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0	0
Adjustment	14,438	(308)	0		0	0	0	(13,486)	13,486	(38,726)	290	17,797	(19,175)	0	0	(25,684)
Checks / Other Disbursements*	(10,822,162)	(347,932)	0		(21,709)	0	0	0	0	(1,743,021)	0	(1,241,052)	(17,864)	0	0	(14,193,740)
Ending Cash - Per Books	3,559,737	(231,081)	(2,500)	0	(26,206)	0	0	0	14,598	9,049	(16,320)	15,099	(23,664)	0	1,566	3,300,278

*	Numbers should balance (match) Total Receipts and Total Disbursement lines on MOR 7.

MOR 8	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Payments to Insiders and Professionals

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g. salary, commission, bonus, etc.) (Attach additional pages as necessary).

	Month	Month	Month	Month	Month
INSIDERS: NAME / COMP TYPE	2/12/11 to 2/28/11	2	3	4	5
1. Randall D. Stilley / Salaries & Wages	24,128
Randall D. Stilley / Restricted Stock Vesting, Non-cash	740,889
Randall D. Stilley / Expense Reimbursement	9,948
2. William C. Hoffman / Salaries & Wages	15,432
William C. Hoffman / Restricted Stock Vesting, Non-cash	445,084
3. Alejandro Cestero / Salaries & Wages	5,499
Alejandro Cestero / PTO Payout	2,909
Alejandro Cestero / Restricted Stock Vesting, Non-cash	179,053
Alejandro Cestero / Expense Reimbursement	40
4. Raymond Gonzales / Salaries & Wages	4,855
Raymond Gonzales / PTO Payout	1,831
Raymond Gonzales / Restricted Stock Vesting, Non-cash	46,500
5. James R. Easter / Salaries & Wages	12,397
James R. Easter / Restricted Stock Vesting, Non-cash	116,241
James R. Easter / Expense Reimbursement	120
6. Robert E. Moore / Salaries & Wages	5,048
Robert E. Moore / PTO Payout	2,654
Robert E. Moore / Restricted Stock Vesting, Non-cash	69,750
7. Stephen Snider / Board of Directors Restricted Stock Vesting, Non-cash	78,101
8. Franklin F. Myers / Board of Directors Restricted Stock Vesting, Non-cash	52,401
9. Ed P. Segner III / Board of Directors Restricted Stock Vesting, Non-cash	25,910
10. Mark E. Baldwin / Board of Directors Restricted Stock Vesting, Non-cash	25,910
11. Richard J. Alario / Board of Directors Restricted Stock Vesting, Non-cash	52,401
12. John T. Nesser III / Board of Directors Restricted Stock Vesting, Non-cash	52,401

TOTAL INSIDERS	1,969,502

	Month	Month	Month	Month	Month
PROFESSIONALS	2/12/11 to 2/28/11	2	3	4	5
1. None during this period.
2
3
4
5
6
TOTAL PROFESSIONALS

MOR 9	Revised 3/31/2011

Case Name: Seahawk Drilling Inc., Et Al
Case Number: 11-20089

Disbursements

		Month	Month	Month	Month	Month	Filing to
Entity	Case No.	2/12/11 to 2/28/11	2	3	4	5	Date
SEAHAWK DRILLING LLC	11-20088	(25,678.72)
SEAHAWK DRILLING INC.	11-20089	(9,647,088.70)
SEAHAWK MEXICO HOLDINGS LLC	11-20090
SEAHAWK DRILLING MANAGEMENT LLC	11-20091	(3,265,300.21)
SEAHAWK OFFSHORE MANAGEMENT LLC	11-20092	(1,269,822.30)
ENERGY SUPPLY INTERNATIONAL LLC	11-20093
SEAHAWK GLOBAL HOLDINGS LLC	11-20094
SEAHAWK DRILLING USA LLC	11-20095

Total Disbursements (same as MOR-1 disbursements)		(14,207,889.93)	—	—	—	—